Vessels, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Vessels, Net

5. Vessels, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel	Accumulated	Net Book
	Cost	Depreciation	Value
Balance January 1, 2019	$134,310	$(26,318)	$107,992
Depreciation	—	(5,320)	(5,320)
Additions	625	—	625
Reclassification of vessel as held-for-sale	(26,412)	10,622	(15,790)
Balance December 31, 2019	$108,523	$(21,016)	$87,507
Depreciation	—	(4,418)	(4,418)
Additions	685	—	685
Balance December 31, 2020	$109,208	$(25,434)	$83,774

As of December 31, 2018, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review indicated that such carrying amount was not fully recoverable for the Company’s vessels Northsea Alpha and Northsea Beta. Consequently, the carrying value of these vessels plus unamortized dry-dock and survey balances amounting to $12,989 was written down resulting in a total impairment charge of $2,282 that was charged against Vessels, net, based on level 2 inputs of the fair value hierarchy, as discussed in Notes 2 and 10. No impairment charge was deemed necessary for the years ended December 31, 2019 and 2020.

All of the Company’s vessels have been pledged as collateral to secure the bank loans discussed in Note 7.

On November 13, 2019, the Company decided to make arrangements to sell Pyxis Delta and the Company concluded that all the criteria required by the relevant accounting standard, ASC 360-10-45-9, for the classification of the vessel Pyxis Delta as “held for sale” were met. On December 11, 2019, the Company entered into an agreement with a third-party to sell the vessel. As at December 31, 2019, the amount of $13,190 was separately reflected in Vessel held-for-sale on the consolidated balance sheet, representing the estimated fair market value of the vessel based on the vessel’s sale price, net of costs to sell. The difference between the estimated fair value less costs to sell the vessel and the vessel’s carrying value (including the unamortized balance of its associated dry-docking cost), amounting to $2,756, was written-off and included in the consolidated statement of comprehensive loss for the year ended December 31, 2019 and classified as Loss on vessel held-for-sale. The total net proceeds from the sale of the vessel were approximately $13.2 million, of which, $5.7 million was used for the prepayment of the Pyxis Delta and Pyxis Theta loan facility and $7.5 million for the repayment of the Company’s liabilities to its related party (Maritime) and for the repayment of obligations to its trade creditors.

As of December 31, 2019, additions of $625 relate to the ballast water treatment system installation of Pyxis Malou, of which, $569 was paid in 2019 and the balance of $56 during the first quarter of 2020.

As of December 31, 2020, additions amounted to $685 of which $665 relates to the ballast water treatment system installation of Pyxis Epsilon, of which, $486 was paid in 2020 and $174 is accrued and remains unpaid.